Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
IN RE. TOWER AUTOMOTIVE, INC., ET. AL.

DEBTOR(S) TOWER AUTOMOTIVE, INC., ET.AL. 1	CASE NO. 05-10578 (ALG) (JOINTLY ADMINISTERED) CHAPTER 11

THIRD MONTHLY OPERATING STATEMENT FOR
THE MONTH ENDED APRIL 30, 2005

DEBTORS ADDRESS:
27175 HAGGERTY ROAD
NOVI, MICHIGAN 48377

MONTHLY DISBURSEMENTS: $221,876,766

DEBTORS’ ATTORNEY:
JAMES H.M. SPRAYREGEN, P.C. (JS-7757)
MATHEW A. CANTOR (MC-7727)
KIRKLAND & ELLIS LLP
CITIGROUP CENTER
153 EAST 53RD STREET
NEW YORK, NEW YORK 10022-4675
TELEPHONE: (212) 446-4800
FACSIMILE: (212) 446-4900

-AND-

ANUP SATHY (AS-4915)
KIRKLAND & ELLIS LLP
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601
TELEPHONE: (312) 861-2000
FACSIMILE: (312) 861-2200

MONTHLY OPERATING PROFIT (LOSS): $(11,134,000)

REPORT PREPARER:
CHRISTOPHER T. HATTO
CORPORATE CONTROLLER
TOWER AUTOMOTIVE, INC.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: MAY 27, 2005           S/ JAMES A MALLAK
                                                    JAMES A. MALLAK, CHIEF FINANCIAL OFFICER AND TREASURER

1 The Debtors in these jointly administered proceedings are: Tower Automotive, Inc.; Algoods, USA, Inc.; R.J. Tower Corporation; Tower Automotive Bardstown, Inc.; Tower Automotive Bowling Green, LLC; Tower Automotive Chicago, LLC; Tower Automotive Finance, Inc.; Tower Automotive Granite City, LLC; Tower Automotive Granite City Services, LLC; Tower Automotive International, Inc.; Tower Automotive International Holdings, Inc.; Tower Automotive International Yorozu Holdings, Inc.; Tower Automotive Lansing, LLC; Tower Automotive Madison, LLC; Tower Automotive Michigan, LLC; Tower Automotive Milwaukee, LLC; Tower Automotive Plymouth, Inc.; Tower Automotive Products Company, Inc.; Tower Automotive Receivables Company, Inc.; Tower Automotive Services and Technology, LLC; Tower Automotive Technology, Inc.; Tower Automotive Technology Products, Inc.; Tower Automotive Tool, LLC; Tower Services, Inc.; and Trylon Corporation.

TOWER AUTOMOTIVE, INC.
INDEX TO MONTHLY OPERATING REPORT

Description	Page(s)
Notes	1-	3
Consolidated Debtors in Possession Statement of Operations for the month ended April 30, 2005	4
Consolidated Debtors in Possession Balance Sheet as of March 31, 2005 and April 30, 2005	5
Consolidated Debtors in Possession Statement of Cash Flows (indirect method) for the month ended April 30, 2005	6
Consolidated Debtors in Possession Liabilities Subject to Compromise as of April 30, 2005	7
Consolidated Debtors in Possession certification regarding payroll, sales, use and property taxes for the month ended April 30, 2005	8
Detail of Payroll Taxes Withheld and Paid	8-	13
Statement regarding insurance policies	13
Debtors in Possession disbursements for the month ended April 30, 2005	14

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

NOTES TO MONTHLY OPERATING REPORT

General
The unaudited financial statements and supplemental information contained herein, represents the consolidated financial information for the debtors only and does not include Tower Automotive, Inc.‘s non-debtor subsidiaries. The Debtors are:

Tower Automotive, Inc. (the Company)
Algoods, USA, inc.
RJ Tower Corporation
Tower Automotive Bardstown, Inc.
Tower Automotive Bowling Green, LLC
Tower Automotive Chicago, LLC
Tower Automotive Finance, Inc.
Tower Automotive Granite City, LLC
Tower Automotive Granite City Services, LLC
Tower Automotive International, Inc.
Tower Automotive International Holdings, Inc.
Tower Automotive International Yorozu Holdings, Inc.
Tower Automotive Lansing, LLC	Tower Automotive Madison, LLC
Tower Automotive Michigan, LLC
Tower Automotive Milwaukee, LLC
Tower Automotive Plymouth, Inc.
Tower Automotive Products Company, Inc.
Tower Automotive Receivables Company, Inc.
Tower Automotive Services and Technology, LLC
Tower Automotive, s.r.o.
Tower Automotive Technology, Inc.
Tower Automotive Technology Products, Inc.
Tower Automotive Tool, LLC
Tower Services, Inc.
Trylon Corporation d/b/a Tower Automotive

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the requirements of Accounting Principles Board Opinion No. 28 – “Interim Financial Reporting” and should be read in conjunction with the audited financial statements and notes thereto included in the Company’s annual Report on Form 10-K for the year ended December 31, 2003.

The results of operations reflected in this report are not necessarily indicative of the results of operations of Tower Automotive, Inc. and all of its subsidiaries on a consolidated basis, as the consolidated financial statements include both debtors and non-debtors. Please refer to Tower Automotive, Inc.‘s Forms 8-K, 10-K and 10-Q as filed with the United States Securities and Exchange Commission for further information.

Chapter 11 Reorganization Proceedings
On February 2, 2005, Tower Automotive, Inc. and its United States subsidiaries (“Debtors”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court Southern District of New York (“the “Court”). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed.

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the petition date or to enforce pre-petition date contractual obligations are automatically stayed. Absent approval from the Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Court. However, the Debtors have requested that the Court approve certain pre-petition liabilities, such as payments for the retention of certain legal and financial professionals, employee wages and benefits and certain other pre-petition obligations. Since the filing, all orders sufficient to enable the Debtors to conduct normal business activities, including approval of the Debtors’ DIP financing have been entered by

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 1-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

the Court. While the Debtors are subject to Chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Court.

The provisions in Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (“SOP 90-7”) apply to the Debtors’ financial statements while the Debtors operate under the provisions of Chapter 11. SOP 90-7 does not change the application of generally accepted accounting principles in the preparation of financial statements. However, SOP 90-7 does require that the financial statements for periods including and subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Petition Date Financial Information
The financial information filed as of the petition date is subject to change. Tower Automotive may, at a future date, amend its schedules for updated financial information.

Intercompany Transactions
Intercompany transactions between the Debtors have been eliminated in this financial information. Intercompany transactions with the Company’s non-debtor subsidiaries have not been eliminated in these financial statements and are reflected as intercompany receivables and payables.

Income Taxes
Tower Automotive accounts for income taxes on a consolidated basis. Accordingly, income tax expense/benefit and income tax assets and liabilities in the accompanying statements of operations and balance sheets, respectively, do not necessarily reflect the entities current income tax position for the periods presented.

DIP Financing
In February 2005, the Court approved a Revolving Credit, Term Loan and Guaranty Agreement (“DIP Agreement”) with a national banking institution as agent for the lenders (“Lenders”) and each of the Lenders.

The DIP Agreement provides for a $725 million commitment of debtor-in-possession financing comprised of a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300 million and a term loan in the aggregate principal amount of $425 million. The proceeds of the term loan have been used to refinance the Debtors’ obligation amounting to $425 million under the Credit Agreement. The proceeds of the revolving credit loans shall be used to fund the working capital requirements of the Debtors during the Chapter 11 proceedings. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien shall have first priority with respect to a significant portion of the Debtors’ assets) and by a super-priority administrative expense claim in each of the bankruptcy cases.

Advances under the DIP Agreement will bear interest at a fixed rate per annum equal to (x) the greatest (as of the date the advance is made) of the prime rate, the Base CD Rate (as defined in the DIP Agreement) plus 1%, or the Federal Funds Effective Rate (as defined in the DIP Agreement) plus 0.5%, plus (y) 1.75%, in the case of a loan under the revolving facility, or 2.75% in the case of the term loan. Alternatively, the Debtors may request that advances be made at a variable rate equal to (x) the Adjusted LIBO Rate (as defined in the DIP Agreement), for a one-month, three-month, six-month, or nine-month period, at the election of Debtors, plus (y) 2.75%, in the case of a loan under the revolving facility, or 3.75% in the case of the term loan. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders as described in the DIP Agreement.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 2-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

The DIP Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants.

The Debtors’ obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 7 of the Bankruptcy Code.

The DIP Agreement matures on February 7, 2007; however, the Debtors are obligated to repay all borrowings made pursuant to the DIP Agreement upon substantial consummation of a plan of reorganization of the Debtors that is confirmed pursuant to an order of the Bankruptcy Court.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 3-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

CONSOLIDATED DEBTORS IN POSSESSION
STATEMENTS OF OPERATIONS
(Amounts in thousands of U.S. dollars — unaudited)

Apr. 1, 2005 to Apr. 30, 2005

Revenues	$191,617
Cost of sales	180,225

Gross profit	11,392

Selling, general and administrative expenses	8,702
Restructuring and asset impairment charges, net	105

Operating income (loss)	2,585

Interest expense	7,100
Interest income	(1,945)
Other expense, net	--
Chapter 11 and related reorganization items	6,200

Income (loss) before provision for income taxes, equity in	(8,770)
earnings of joint ventures and minority interest
Provision (benefit) for income taxes	2,337

Income (loss) before equity in earnings of joint ventures and minority interest	(11,107)
Equity in earnings of joint ventures, net of tax	(27)

Net loss	$(11,134)

The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 4-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands of U.S. dollars — unaudited)

	Mar. 31, 2005	April 30, 2005

Current Assets:
Cash and cash equivalents	$2,705	$569
Accounts receivable, net	293,044	285,987
Inventories	84,067	87,887
Prepaid tooling and other	40,028	41,180

Total current assets	419,844	415,623

Property, plant and equipment, net	645,399	638,436
Investments in joint ventures	30	3
Investment in subsidiaries	346,782	346,782
Inter-company receivables	409,835	411,686
Goodwill	326,309	326,309
Other assets, net	108,709	107,482

Total assets	$2,256,908	$2,246,321

Current Liabilities Not Subject to Compromise:
Current maturities of long-term debt and capital
lease obligations	$5,438	$3,127
Accounts payable	99,564	116,308
Accrued liabilities	214,976	215,568

Total current liabilities	319,978	335,003

Liabilities subject to compromise	1,141,362	1,127,243

Non-Current Liabilities Not Subject to Compromise:
Long-term debt, net of current maturities	62,456	57,124
Debtor-in-possession borrowings, net of current
maturities	505,300	512,286
Other non-current liabilities	183,888	183,287

Total liabilities	2,212,984	2,214,943

Stockholders' Equity	43,924	31,378

Total liabilities and stockholders' equity	$2,256,908	$2,246,321

The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 5-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED STATEMENTS OF CASH FLOWS
Amounts in thousands of U.S. Dollars — unaudited)

Period from Apr.1, 2005 to Apr. 30, 2005

Operating Activities:
Net loss	$(11,134)
Adjustments required to reconcile net loss to net
cash provided by (used in) operating activities:
Chapter 11 and related reorganization expenses	6,200
Payments of Chapter 11 and related reorganization
expenses	(2,547)
Restructuring and asset impairment charge, net	--
Depreciation	9,403
Deferred compensation	78
Equity in earnings of joint ventures, net	(27)
Change in working capital and other operating items	(1,808)

Net cash provided by operating activities	165

Investing Activities:
Capital expenditures	(1,644)
Proceeds from sale of fixed assets	--
Other	--

Net cash used in investing activities	(1,644)

Financing Activities:
Proceeds from pre-petition borrowings	--
Repayments of pre-petition borrowings	(2,204)
Borrowings from DIP credit facility	69,047
Repayments of borrowings from DIP credit facility	(67,500)
Net proceeds from issuance of common stock	--

Net cash provided by (used in) financing activities	(657)

Net Change in Cash and Cash Equivalents	$(2,136)

Cash and Cash Equivalents, beginning of period	$2,705
Cash and Cash Equivalents, end of period	$569

The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 6-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

CONSOLIDATED DEBTORS IN POSSESSION
LIABILITIES SUBJECT TO COMPROMISE
(Amounts in thousands of U.S. Dollars — unaudited)

April 30, 2005

Liabilities subject to compromise:
Debt:
5.75% Convertible senior debentures	$125,000
6.75% Trust convertible preferred securities	258,750
9.25% Senior Euro notes	195,555
12% Senior notes	258,000

Total debt	837,305
Pre-petition accounts payable	246,425
Accrued interest on debt subject to compromise	21,178
Accrued liabilities	2,725
Property and other taxes	403
Leases	4,626
Intercompany payable balances to non-Debtor subsidiaries	14,581

Total liabilities subject to compromise	$1,127,243

The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 7-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

TAX PAYMENT CERTIFICATION
Tower Automotive’s US subsidiaries and Debtors have paid post petition tax payments as due. Tax bills which straddle the bankruptcy filing date have been split and accrued separately as pre petition and post petitions amounts. The post petition amounts have been paid. Sales and payroll taxes for both pre petition and post petition periods have been paid in accordance with the Debtors’ first day motions.

Any exceptions to this certification (amounts under dispute, ongoing audits for post petition periods etc.) are listed below.

•	We are currently under audit by several states for sales and use tax. Such audits may result in additional amounts due to various state agencies for sales and use tax. However, it is not possible to predict the outcome of such audits at the date of this report.

Payroll Taxes withheld and paid
All payroll taxes have been paid when due. Amounts shown as not paid (differences) are not due as of the date of this information or reflect payments of taxes withheld in previous periods, which became due in the current period. We periodically withhold and remit payroll taxes in various other state and local jurisdictions which are not listed in this schedule as no amounts were withheld or due during the period.

Federal Income Tax Withholding
Taxes	$3,779,527.03
Social Security - employee
Taxes	$1,847,346.05
Social Security - employer
Taxes	$1,847,345.15
Medicare - employee
Taxes	$445,605.43
Medicare - employer
Taxes	$445,605.23
Total Taxes Withheld	$8,365,428.89
Paid	$8,365,428.89
Difference	$-
FUTA
Taxes	$13,702.04
Paid	$398,554.18
Difference	$(384,852.14)
Florida Unemployment Insurance
Taxes	$-
Paid	$189.00
Difference	$(189.00)

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 8-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

Payroll Taxes withheld and paid (continued)

Illinois Unemployment Insurance
Taxes	$63,913.25
Paid	$601,185.50
Difference	$(537,272.25)
Illinois Withholding
Taxes	$103,146.85
Paid	$103,146.85
Difference	-
Indiana Unemployment Insurance
Taxes	$7,652.90
Paid	$272,993.33
Difference	$(265,340.43)
Indiana Withholding (also local withholdings)
Taxes	$150,565.90
Paid	$131,467.14
Difference	$19,098.76
Kentucky Unemployment Insurance
Taxes	$3,951.68
Paid	$121,771.56
Difference	$(117,819.88)
Kentucky Withholding
Taxes	$36,639.56
Paid	$36,639.56
Difference	-
Kentucky, Bardstown
Taxes	$3,638.90
Paid	$3,638.90
Difference	$-
Kentucky, Bowling Green
Taxes	$818.53
Paid	$818.53
Difference	$-

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 9-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

Payroll Taxes withheld and paid (continued)

Kentucky, Nelson County
Taxes	$6,526.49
Paid	$6,526.49
Difference	$-
Kentucky, Warren County School District
Taxes	$66.85
Paid	$252.05
Difference	$(185.20)
Kentucky, KREDA
Taxes	$80,926.16
Paid	$80,926.16
Difference	$-
Maryland Unemployment Insurance
Taxes	$670.99
Paid	$17,065.99
Difference	$(16,395.00)
Maryland Withholding
Taxes	$5,106.93
Paid	$5,106.93
Difference	$-
Michigan Unemployment Insurance
Taxes	$100,436.47
Paid	$1,912,642.75
Difference	$(1,812,206.28)
Michigan Withholding
Taxes	$452,539.38
Paid	$452,539.38
Difference	-
Michigan, Detroit
Taxes	$11,486.94
Paid	$7,464.24
Difference	$4,022.70

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 10-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

Payroll Taxes withheld and paid (continued)

Michigan, Grand Rapids
Taxes	$1,571.01
Paid	$1,892.44
Difference	$(321.43)
Michigan, Pontiac
Taxes	$65.54
Paid	$65.54
Difference	$-
Michigan, Port Huron
Taxes	$77.91
Paid	$242.16
Difference	$(164.25)
Missouri Unemployment Insurance
Taxes	$-
Paid	$114.40
Difference	$(114.40)
Missouri Withholding
Taxes	$25.00
Paid	$25.00
Difference	$-
Mississippi Unemployment Insurance
Taxes	$(3,771.77)
Paid	$18,435.09
Difference	$(22,206.86)
Mississippi Withholding
Taxes	$21,591.00
Paid	$21,591.00
Difference	$-
Ohio School Districts
Taxes	$9,942.07
Paid	$9,942.07
Difference	$-

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 11-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

Payroll Taxes withheld and paid (continued)

Ohio Unemployment Insurance
Taxes	$6,188.92
Paid	$188,109.39
Difference	$(181,920.47)
Ohio Withholding
Taxes	$81,893.95
Paid	$81,893.95
Difference	$-
Ohio, Bellevue
Taxes	$7,738.77
Paid	$23,687.23
Difference	$(15,948.46)
Ohio, Bluffton
Taxes	$11,329.62
Paid	$29,715.69
Difference	$(18,386.07)
Ohio, Toledo
Taxes	$92.77
Paid	$92.77
Difference	$-
Ohio, Carey
Taxes	$240.32
Paid	$1,160.62
Difference	$(920.30)
Ohio, Tiffin
Taxes	$40.66
Paid	$40.66
Difference	$-
Ohio, Fostoria
Taxes	$34.14
Paid	$34.14
Difference	$-

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 12-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

Payroll Taxes withheld and paid (continued)

Ohio, Upper Sandusky
Taxes	$5,966.86
Paid	$18,464.25
Difference	$(12,497.39)
Ohio, Hicksville
Taxes	$211.84
Paid	$537.72
Difference	$(325.88)
Pennsylvania Withholding
Taxes	$292.37
Paid	$292.37
Difference	$-
Tennessee Unemployment Insurance
Taxes	$16,107.12
Paid	$285,095.11
Difference	$(268,987.99)
Wisconsin Unemployment Insurance
Taxes	$62,288.50
Paid	$591,738.54
Difference	$(529,450.04)
Wisconsin Withholding
Taxes	$159,694.40
Paid	$159,694.40
Difference	$-

STATEMENT REGARDING INSURANCE POLICES
All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers’ compensation and disability insurance. There have been no changes in the amount of insurance in force from the amounts previously provided.

On April 18, 2005, the Debtors renewed their Marine/War Cargo insurance with Indemnity Insurance Company of North America for one year.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 13-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, APRIL 2005

DISBURSEMENTS FOR THE MONTH ENDED APRIL 30, 2005

Legal Entity	Monthly Disbursements

Tower Automotive, Inc.	$0
Algoods, USA, Inc.	$0
RJ Tower Corporation	$8,772,290
Tower Automotive Bardstown, Inc.	$17,745,967
Tower Automotive Bowling Green, LLC	$1,589,008
Tower Automotive Chicago, LLC	$14,538,067
Tower Automotive Finance, Inc.	$0
Tower Automotive Granite City, LLC	$9,208,309
Tower Automotive Granite City Services, LLC	$2,949,405
Tower Automotive International, Inc.	$1,413
Tower Automotive International Holdings, Inc.	$0
Tower Automotive International Yorozu Holdings, Inc.	$0
Tower Automotive Lansing, LLC	$32,953,659
Tower Automotive Madison, LLC	$0
Tower Automotive Michigan, LLC	$3,587,818
Tower Automotive Milwaukee, LLC	$20,918,610
Tower Automotive Plymouth, Inc.	$8,629,286
Tower Automotive Products Company, Inc.	$59,419,859
Tower Automotive Receivables Company, Inc.	$0
Tower Automotive Services and Technology, LLC	$0
Tower Automotive, s.r.o	$0
Tower Automotive Technology, Inc.	$3,549,112
Tower Automotive Technology Products, Inc	$4,017
Tower Automotive Tool, LLC	$31,163,785
Tower Services, Inc.	$1,733,308
Trylon Corporation d/b/a/ Tower Automotive	$5,112,853

Total Disbursements	$221,876,766

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

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